UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 4, 2011
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)	62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 4, 2011, Archer-Daniels-Midland Company, a Delaware corporation (the “Company”), settled the remarketing of $1,750,000,000 aggregate principal amount of the Company’s 4.70% Debentures due 2041 (the “4.70% Debentures”) that formed a component of the Company’s equity units that were offered and sold on June 3, 2008 (the “Equity Units”). The remarketing was conducted pursuant to a remarketing agreement, dated January 11, 2011, by and among the Company; Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. Incorporated, as reset agents and remarketing agents (collectively, the “Remarketing Agents”); and the Bank of New York Mellon (formerly known as The Bank of New York), as the Purchase Contract Agent and as attorney-in-fact of the holders of the purchase contracts and, for purposes of Section 2(b) of the Remarketing Agreement, as Securities Intermediary and Custodial Agent (the “Remarketing Agreement”).
     The Company originally issued the 4.70% Debentures on June 3, 2008 pursuant to an indenture, dated September 20, 2006, by and among the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Original Indenture”). Pursuant to the Purchase Contract and Pledge Agreement, dated as of June 3, 2008, by and among the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Purchase Contract Agent, and The Bank of New York Mellon (formerly known as The Bank of New York), as Collateral Agent, Custodial Agent and Securities Intermediary (the “Purchase Contract and Pledge Agreement”, the 4.70% Debentures were pledged to The Bank of New York Mellon as Purchase Contract Agent by holders of the Equity Units to secure such holders’ obligations to purchase the Company’s common stock on June 1, 2011 pursuant to the purchase contracts that form a component of the Equity Units.
     The 4.70% Debentures were remarketed as two tranches of securities: $750,000,000 aggregate principal amount of 4.479% Notes due 2021 (the “4.479% Notes”) and $1,000,000,000 aggregate principal amount of 5.765% Debentures due 2041 (the “5.765% Debentures”). The 4.479% Notes and 5.765% Debentures were issued pursuant to the Original Indenture, as amended and supplemented by the Second Supplemental Indenture, dated as of November 29, 2010, between the Company and The Bank of New York Mellon, as Trustee (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated as of April 4, 2011, between the Company and The Bank of New York Mellon, as Trustee (the “Third Supplemental Indenture”). The remarketing of the 4.70% Debentures was registered under an effective Registration Statement on Form S-3 (Registration No. 333-165627).
     Upon settlement of the remarketing, the Bank of New York Mellon transferred the 4.70% Debentures it held to secure the purchase contracts to the Remarketing Agents. The Remarketing Agents then delivered the 4.479% Notes and the 5.765% Debentures to the buyers thereof. The purchase price paid by the buyers of the 4.479% Notes and 5.765% Debentures was used to purchase a portfolio of U.S. treasury securities that will secure the Equity Unit holders’ obligations to purchase shares of the Company’s common stock under the purchase contracts until the purchase contracts are settled on June 1, 2011. Proceeds in excess of the purchase price of the treasury portfolio were distributed pro rata to holders of the Equity Units.
     This Current Report on Form 8-K is being filed to satisfy the requirement to file (i) copies of certain documents executed in connection with the remarketing of the 4.70% Debentures, and (ii) an opinion regarding the legality of the 4.479% Notes and 5.765% Debentures.
     The foregoing disclosure is qualified in its entirety by reference to the Remarketing Agreement, the form of which was filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on June 3, 2008; the Purchase Contract and Pledge Agreement, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 3, 2008; the Base Indenture, which was filed as Exhibit 4 to the Company’s Registration Statement on Form S-3 (File No. 333-137541); the First Supplemental Indenture, which was filed as Exhibit 4.6 to the Company’s Current Report on Form 8-K on June 3, 2008; the Second Supplemental Indenture, which was filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 30, 2010; the Third Supplemental Indenture, which is attached hereto as Exhibit 4.4; the Form of 4.479% Note, which is attached hereto as Exhibit 4.5; and the Form of 5.765% Debentures, which is attached hereto as Exhibit 4.6.
     In connection with the issuance of the 4.479% Notes and 5.765% Debentures, Faegre & Benson LLP, counsel to the Company, has delivered an opinion, dated April 4, 2011, regarding the legality of the securities upon issuance thereof. A copy of the opinion as to legality is attached as Exhibit 5.1 hereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title
4.1	Indenture, dated as of September 20, 2006, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4 to the Registration Statement on Form S-3, Registration No. 333-137541).

4.2	First Supplemental Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed on June 3, 2008).

4.3	Second Supplemental Indenture, dated as of November 29, 2010, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed on November 30, 2010).

4.4	Third Supplemental Indenture, dated as of April 4, 2011, between the Company and The Bank of New York Mellon, as Trustee.

Exhibit
Number	Exhibit Title
4.5	Form of 4.479% Notes due 2021 (included in Exhibit 4.4).

4.6	Form of 5.765% Debentures due 2041 (included in Exhibit 4.4).

5.1	Opinion of Faegre & Benson LLP.

23.1	Consent of Faegre & Benson LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: April 8, 2011	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
4.1	Indenture, dated as of September 20, 2006, between the Company and The Bank of New York Mellon, as Trustee.	Incorporated by Reference

4.2	First Supplemental Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon, as Trustee.	Incorporated by Reference

4.3	Second Supplemental Indenture, dated as of November 29, 2010, between the Company and The Bank of New York Mellon, as Trustee.	Incorporated by Reference

4.4	Third Supplemental Indenture, dated as of April 4, 2011, between the Company and The Bank of New York Mellon, as Trustee.	Filed Electronically

4.5	Form of 4.479% Notes due 2021 (included in Exhibit 4.4).	Filed Electronically

4.6	Form of 5.765% Debentures due 2041 (included in Exhibit 4.4).	Filed Electronically

5.1	Opinion of Faegre & Benson LLP.	Filed Electronically

23.1	Consent of Faegre & Benson LLP (included in Exhibit 5.1).	Filed Electronically